                                                                 EXHIBIT 10.14




                             MASSEY ENERGY COMPANY

                                STOCK PLAN FOR

                            NON-EMPLOYEE DIRECTORS


              As Amended and Restated Effective November 30, 2000

                             MASSEY ENERGY COMPANY
                     STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
              As Amended and Restated Effective November 30, 2000


                               TABLE OF CONTENTS

                                                                                  Page
                                                                                  ----
ARTICLE I  DEFINITIONS.........................................................      1

     Section 1.1.  DEFINITIONS.................................................      1

ARTICLE II  GENERAL............................................................      2

     Section 2.1.  NAME........................................................      2
     Section 2.2.  PURPOSE.....................................................      2
     Section 2.3.  EFFECTIVE DATE..............................................      3
     Section 2.4.  LIMITATIONS.................................................      3
     Section 2.5.  AWARDS GRANTED UNDER PLAN...................................      3

ARTICLE III  PARTICIPANTS......................................................      3

     Section 3.1.  ELIGIBILITY.................................................      3

ARTICLE IV  ADMINISTRATION.....................................................      3

     Section 4.2.  DUTIES AND POWERS OF COMMITTEE..............................      3
     Section 4.3.  MAJORITY RULE...............................................      3
     Section 4.4.  COMPANY ASSISTANCE..........................................      4

ARTICLE V  AWARDS..............................................................      4

     Section 5.1.  AWARD GRANT AND RESTRICTED STOCK AGREEMENT..................      4
     Section 5.2.  CONSIDERATION FOR ISSUANCE..................................      4
     Section 5.3.  RESTRICTIONS ON SALE OR OTHER TRANSFER......................      4
     Section 5.4.  LAPSE OF RESTRICTIONS.......................................      5
     Section 5.5.  RIGHTS AS STOCKHOLDER.......................................      5

ARTICLE VI  RESTRICTED UNIT AWARDS.............................................      6

     Section 6.1.  RESTRICTED UNIT AWARD GRANT AND AGREEMENT...................      6
     Section 6.2.  AWARD TERMS AND CONDITIONS..................................      6
     Section 6.3.  EFFECT OF RESIGNATION, REMOVAL, DEATH OR RETIREMENT.........      6

ARTICLE VII  STOCK CERTIFICATES................................................      7

     Section 7.1.  STOCK CERTIFICATES..........................................      7

ARTICLE VIII  TERMINATION, AMENDMENT AND MODIFICATION OF PLAN..................      7

     Section 8.1.  TERMINATION, AMENDMENT AND MODIFICATION OF PLAN.............      7

ARTICLE IX  MISCELLANEOUS......................................................      8

     Section 9.1.  ADJUSTMENT PROVISIONS.......................................      8
     Section 9.2.  CONTINUATION OF BOARD SERVICE...............................      8

                             MASSEY ENERGY COMPANY
                     STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
              As Amended and Restated Effective November 30, 2000


     Section 9.3.  COMPLIANCE WITH GOVERNMENT REGULATIONS..................     8
     Section 9.4.  PRIVILEGES OF STOCK OWNERSHIP...........................     8
     Section 9.5.  WITHHOLDING.............................................     9
     Section 9.6.  NONTRANSFERABILITY......................................     9
     Section 9.7.  OTHER COMPENSATION PLANS................................     9
     Section 9.8.  PLAN BINDING ON SUCCESSORS..............................     9
     Section 9.9.  SINGULAR, PLURAL; GENDER................................     9
     Section 9.10. HEADINGS, ETC., NO PART OF PLAN.........................     9

                             MASSEY ENERGY COMPANY
                     STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
              As Amended and Restated Effective November 30, 2000


                                   ARTICLE I
                                  DEFINITIONS
                                  -----------


Section 1.1.   DEFINITIONS
               -----------

     The following terms shall have the meanings set forth herein unless the context clearly indicates to the contrary:

               (a) "Age for Board Retirement" shall mean the age for mandatory retirement of members of the Board as specified in the Bylaws of the Company, as applied to Eligible Directors on the date of such Eligible Directors' retirement from the Board.

               (b) "Award" shall mean an award of Restricted Stock pursuant to the provisions of Article V hereof.

               (c) "Awardee" shall mean an Eligible Director to whom Restricted Stock has been awarded hereunder.

               (d) "Board" shall mean the Board of Directors of the Company.

               (e) "Change of Control" Of the Company shall be deemed to have occurred if, (i) a third person, including a 'group' as defined in Section 13(d) (3) of the Securities Exchange Act of 1934, acquires shares of the Company having twenty-five percent or more of the total number of votes that may be cast for the election of directors of the Company; or (ii) as the result of any cash tender or exchange offer, merger or other business combination, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company.

               (f) "Committee" shall mean members of the Board who are not eligible to participate in the Plan.

               (g) "Company" shall mean Massey Energy Company.

               (h) "Eligible Director" shall mean a director of the Company who is not an employee of the Company or any of its Subsidiaries.

               (i) "Fair Market Value" shall mean the average of the highest price and the lowest price per share at which the Stock is sold in the regular way on the New York Stock Exchange on the day such value is to be determined hereunder or, in the absence of any reported sales on such day, the first preceding day on which there were such sales.

                             MASSEY ENERGY COMPANY
                     STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
              As Amended and Restated Effective November 30, 2000


               (j) "Plan" shall mean the Massey Energy Company Stock Plan for Non-Employee Directors as amended and restated, effective November 30, 2000, the current terms of which are set forth herein.

               (k) "Restricted Stock" shall mean Stock that may be awarded to an Eligible Director by the Committee pursuant to Article V hereof, which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met.

               (l) "Restricted Stock Agreement" and "Restricted Unit Agreement" shall mean the agreement between the Company and the Awardee with respect to Restricted Stock and Restricted Units, respectively, awarded hereunder.

               (m) "Restricted Unit Award" shall mean amounts awarded pursuant to Article VI hereof.

               (n) "Stock" shall mean the Common Stock of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other corporation, such other stock or securities.

               (o) "Subsidiary" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company or any partnership or joint venture in which either the Company or such a corporation is at least a twenty percent (20%) equity participant.

                                  ARTICLE II
                                    GENERAL
                                    -------

Section 2.1.   NAME
               ----

     This Plan shall be known as the "Massey Energy Company Stock Plan for Non-Employee Directors."

Section 2.2.   PURPOSE
               -------

     The purpose of the Plan is to advance the interests of the Company and its stockholders by affording to Eligible Directors of the Company an opportunity to acquire or increase their proprietary interest in the Company by the grant to such directors of Awards under the terms set forth herein. By encouraging non-employee directors to become owners of Company shares, the Company seeks to increase their incentive for enhancing shareholder value and to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends.

                             MASSEY ENERGY COMPANY
                     STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
              As Amended and Restated Effective November 30, 2000


Section 2.3.   EFFECTIVE DATE
               --------------

     The Plan was adopted effective on March 14, 1995 upon its approval by the holders of a majority of the shares of Common Stock of Fluor Corporation. The effective date of this amendment and restatement of the Plan is November 30, 2000.

Section 2.4.   LIMITATIONS
               -----------

     Subject to adjustment pursuant to the provisions of Section 9.1 hereof, the aggregate number of shares of Stock which may be issued as Awards shall not exceed 25,000. Any such shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company.

Section 2.5.   AWARDS GRANTED UNDER PLAN
               -------------------------

     Shares of Stock received pursuant to a Restricted Stock Agreement executed hereunder with respect to which the restrictions provided for in Section 5.3 hereof have lapsed shall not again be available for Award grant hereunder. If Restricted Stock is acquired by the Company pursuant to the provisions of paragraph (c) of Section 5.3 hereof, new Awards may be granted hereunder covering the number of shares to which such Restricted Stock acquisition relates.

                                  ARTICLE III
                                 PARTICIPANTS

Section 3.1.   ELIGIBILITY
               -----------

     Any Eligible Director shall be eligible to participate in the Plan.

                                  ARTICLE IV
                                ADMINISTRATION

Section 4.2.   DUTIES AND POWERS OF COMMITTEE
               ------------------------------

     The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the details and provisions of each Restricted Stock and Restricted Unit Agreement, and to make all other determinations necessary or advisable in the administration of the Plan.

Section 4.3.   MAJORITY RULE
               -------------

     A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Committee shall constitute the action of the Committee.

                             MASSEY ENERGY COMPANY
                     STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
              As Amended and Restated Effective November 30, 2000


Section 4.4.   COMPANY ASSISTANCE
               ------------------

     The Company shall supply full and timely information to the Committee on all matters relating to Eligible Directors, their death, retirement, removal or resignation from the Board and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE V
                                    AWARDS

Section 5.1.   AWARD GRANT AND RESTRICTED STOCK AGREEMENT
               ------------------------------------------

     The Committee shall grant a one time Award of 1000 shares of Restricted Stock (adjusted to reflect the distribution in 2000 of Fluor Corporation from the Company) to Eligible Directors. Such Awards shall be made to each Eligible Director on a date determined by the Committee, in its sole discretion, following such appointment to the Board. Each Award granted hereunder must be granted within ten years from the effective date of the Plan. The Awardee shall be entitled to receive the Stock subject to such Award only if the Company and the Awardee enter into a written Restricted Stock Agreement dated as of the date of the Award, which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.

Section 5.2.   CONSIDERATION FOR ISSUANCE
               --------------------------

     No shares of Restricted Stock shall be issued to an Awardee hereunder unless and until the Committee shall have determined that consideration has been received by the Company, in the form of services actually rendered to the Company by the Awardee, having a fair value of not less than the then fair market value of a like number of shares of Stock subject to all of the herein provided conditions and restrictions applicable to Restricted Stock, but in no event less than the par value of such shares.

Section 5.3.   RESTRICTIONS ON SALE OR OTHER TRANSFER
               --------------------------------------

     Each share of Stock received pursuant to each Restricted Stock Agreement shall be subject to acquisition by Massey Energy Company, and may not be sold or otherwise transferred except pursuant to the following provisions:

                 (a) The shares of Stock represented by the Restricted Stock Agreement shall be held in book entry form with the Company's transfer agent until the restrictions lapse in accordance with the conditions established by the Committee pursuant to Section 5.4 hereof, or until the shares of stock are forfeited pursuant to paragraph (c) of this Section
     5.3. Notwithstanding the foregoing, the Awardee may request that, prior to the lapse of the restrictions or forfeiture of the shares, certificates evidencing such shares be

                             MASSEY ENERGY COMPANY
                     STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
              As Amended and Restated Effective November 30, 2000


     issued in his name and delivered to him, and each such certificate shall bear the following legend:

          "The shares of Massey Energy Company common stock evidenced by this certificate are subject to acquisition by Massey Energy Company, and such shares may not be sold or otherwise transferred except pursuant to the provisions of the Restricted Stock Agreement by and between Massey Energy Company and the registered owner of such shares."

               (b) No such shares may be sold, transferred or otherwise alienated or hypothecated so long as such shares are subject to the restriction provided for in this Section 5.3.

               (c) Upon an Awardee's removal or resignation from the Board for any reason, all of the Awardee's Restricted Stock remaining subject to restriction shall be acquired by the Company effective as of the date of such removal or resignation. Upon the occurrence or non-occurrence of such other events as shall be determined by the Committee and specified in the Awardee's Restricted Stock Agreement relating to any such Restricted Stock, all of such Restricted Stock remaining subject to restriction shall be acquired by the Company upon the occurrence or non-occurrence of such event.

Section 5.4. LAPSE OF RESTRICTIONS
             ---------------------

     The restrictions on 20% of each Award will lapse on March 14 next following the date of Award. Thereafter, the restrictions will lapse in four equal increments on the succeeding anniversary dates following the date of lapsing of restrictions on the first 20% of the shares. In the case of a Company Change of Control, death, attainment of the Age for Board Retirement or approved early retirement in accordance with Section 5.5 below, of an Awardee, all restrictions on all Restricted Stock held by the Awardee will lapse.

Section 5.5. EARLY RETIREMENT
             ----------------

     An Eligible Director who leave the Board prior to the Age for Board Retirement, may, upon application to and in the sole discretion of the Committee, be granted early retirement status.

Section 5.6. RIGHTS AS STOCKHOLDER
             ---------------------

     Subject to the provisions of Section 5.3 hereof, upon the issuance to the Awardee of Restricted Stock hereunder, the Awardee shall have all the rights of a stockholder with respect to such Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

                             MASSEY ENERGY COMPANY
                     STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
              As Amended and Restated Effective November 30, 2000


                                  ARTICLE VI
                            RESTRICTED UNIT AWARDS

Section 6.1.  RESTRICTED UNIT AWARD GRANT AND AGREEMENT
              -----------------------------------------

     Each Restricted Unit Award granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Restricted Unit Agreement dated as of the date of grant and executed by the Company and the Awardee, which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan. A Restricted Unit Award may be made only in connection with an Award made hereunder.

Section 6.2.  AWARD TERMS AND CONDITIONS
              --------------------------

     Each Restricted Unit Award shall have a value equal to the Fair Market Value on the date that such award, or portion thereof, becomes earned and payable. Each Restricted Unit Award shall become earned and payable in five equal increments on each of the five dates upon which a portion of the restrictions lapse on the underlying Award, or upon such other terms and conditions as may be determined by the Committee. The proceeds of each Restricted Unit Award shall be applied in payment of applicable federal and state withholding taxes arising from the lapse of restrictions on the related Restricted Stock and from such award (or portion thereof) becoming earned and payable, with the balance, if any, to be remitted to the Awardee. If the outstanding shares of Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Stock or other securities, an appropriate and proportionate adjustment may be made in the number of Restricted Units subject to outstanding Restricted Stock Awards. Such adjustments will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive.

Section 6.3.  EFFECT OF RESIGNATION, REMOVAL, DEATH OR RETIREMENT
              ---------------------------------------------------

     If, prior to the date on which the Restricted Units, or any portion thereof becomes earned and payable, the Awardee is removed or resigns from the Board for any reason, then the Awardee's rights with respect to that portion of the Restricted Units which have not been earned as of the date of such termination shall immediately terminate and all rights thereunder shall cease; provided, however, in the case of a Company Change of Control, death, attainment of the Age for Board Retirement, or approved early retirement in accordance with
Section 5.5, the Restricted Units will become earned and payable on the date upon which all restrictions on the Award lapse.

                             MASSEY ENERGY COMPANY
                     STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
              As Amended and Restated Effective November 30, 2000


                                  ARTICLE VII
                              STOCK CERTIFICATES

Section 7.1. STOCK CERTIFICATES
             ------------------

     The Company shall not be required to issue or deliver any certificate for shares of Stock received as Restricted Stock pursuant to a Restricted Stock Agreement executed hereunder, prior to fulfillment of all of the following conditions:

               (a) the admission of such shares to listing on all stock exchanges on which the Stock is then listed;

               (b) the completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall in its sole discretion deem necessary or advisable;

               (c) the obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable; and

               (d) the lapse of such reasonable period of time following the execution of the Restricted Stock Agreement as the Committee from time to time may establish for reasons of administrative convenience.

                                 ARTICLE VIII
                TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

Section 8.1. TERMINATION, AMENDMENT AND MODIFICATION OF PLAN
             -----------------------------------------------

     The Committee may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan, provided, however, that no such action of the Committee without approval of the stockholders of the Company may:

               (a) increase the total number of shares of Stock subject to the Plan except as contemplated in Section 9.1 hereof;

               (b) materially increase the benefits accruing to participants under the Plan;

               (c) withdraw the administration of the Plan from the Committee;
     or

               (d) permit any person while a member of the Committee to be eligible to receive Restricted Stock under the Plan; and provided further, that no termination, amendment or modification of the Plan shall in any manner affect a Restricted Stock Agreement theretofore executed pursuant to the Plan without the consent of Awardee.

                             MASSEY ENERGY COMPANY
                     STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
              As Amended and Restated Effective November 30, 2000


                                  ARTICLE IX
                                 MISCELLANEOUS

Section 9.1. ADJUSTMENT PROVISIONS
             ---------------------

               (a) Subject to Section 9.1(b) below, if the outstanding shares of Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares provided in Section 2.4 and (ii) the number and kind of shares or other securities subject to the outstanding Awards.

               (b) Adjustments under Section 9.1(a) will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interests will be issued under the Plan resulting from any such adjustments.

Section 9.2. CONTINUATION OF BOARD SERVICE
             -----------------------------

     Nothing in the plan or in any instrument executed pursuant to the Plan will confer upon any Eligible Director any right to continue to serve on the Board.

Section 9.3. COMPLIANCE WITH GOVERNMENT REGULATIONS
             --------------------------------------

     No shares of Stock will be issued hereunder unless and until all applicable requirements imposed by federal and state securities and other laws, rules, and regulations and by any regulatory agencies having jurisdiction and by any stock exchanges upon which the Stock may be listed have been fully met. As a condition precedent to the issuance of shares of Stock pursuant hereto, the Company may require the director to take any reasonable action to comply with such requirements.

Section 9.4. PRIVILEGES OF STOCK OWNERSHIP
             -----------------------------

     No director and no beneficiary or other person claiming under or through such director will have any right, title, or interest in or to any shares of Stock allocated or reserved under the Plan or subject to any Award except as to such shares of Stock, if any, that have been issued to such director.

Section 9.5. WITHHOLDING
             -----------

     The Company may make such provisions as it deems appropriate to withhold any taxes the Company determines it is required to withhold in connection with any Award. The Company

                             MASSEY ENERGY COMPANY
                     STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
              As Amended and Restated Effective November 30, 2000


may require the director to satisfy any relevant tax requirements before authorizing any issuance of Stock to the director. Such settlement may be made in cash or Stock.

Section 9.6.  NONTRANSFERABILITY.
              ------------------

     An Award may be exercised during the life of the director solely by the director or the director's duly appointed guardian or personal representative. No Award and no other right under the Plan, contingent or otherwise, will be assignable or subject to any encumbrance, pledge, or charge of any nature.

Section 9.7.  OTHER COMPENSATION PLANS
              ------------------------

     The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees or directors of the Company or any Subsidiary.

Section 9.8.  PLAN BINDING ON SUCCESSORS
              --------------------------

     The Plan shall be binding upon the successors and assigns of the Company.

Section 9.9.  SINGULAR, PLURAL; GENDER
              ------------------------

     Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

Section 9.10. HEADINGS, ETC., NO PART OF PLAN
              -------------------------------

     Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.